UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 20, 2013

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2013 (the “Initial 8-K”), by Capricor Therapeutics, Inc. (“Capricor Therapeutics”), which was filed to report that, pursuant to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of July 7, 2013, as amended by that certain First Amendment to Agreement and Plan of Merger and Reorganization, dated as of September 27, 2013 (the “First Amendment”), by and among Nile Therapeutics, Inc. (“Nile”), Bovet Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Nile (“Merger Sub”), and Capricor, Inc., a privately-held company incorporated in Delaware (“Capricor”), Merger Sub merged with and into Capricor and Capricor became a wholly-owned subsidiary of Nile (the “Merger”). The Initial 8-K was also filed to report that, immediately prior to the Merger and in connection therewith, Nile filed certain amendments to its certificate of incorporation (the “Charter Amendments”) which: (i) effected a 1-for-50 reverse split of its common stock, (ii) changed its corporate name from “Nile Therapeutics, Inc.” to “Capricor Therapeutics, Inc.,” and (iii) effected a reduction in the total number of authorized shares of common stock from 100,000,000 to 50,000,000, and a reduction in the total number of authorized shares of preferred stock from 10,000,000 to 5,000,000. This Amendment No. 1 amends Item 9.01 of the Initial 8-K. This Amendment No. 1 provides the historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Initial 8-K pursuant to applicable regulation. Additionally, this Amendment No. 1 is being filed to report a change in Capricor Therapeutics’ certifying accountant and the departure of a named executive officer of Capricor Therapeutics.

Item 4.01          Changes in Registrant’s Certifying Accountant

On January 17, 2014, the Audit Committee (the “Audit Committee”) of Capricor Therapeutics (formally Nile Therapeutics, Inc.) approved the dismissal of Crowe Horwath LLP (“Crowe Horwath”) as Capricor Therapeutics’ independent registered public accounting firm.

Crowe Horwath served as the independent registered public accounting firm of Nile for the years ended December 31, 2012 and 2011. Crowe Horwath’s reports on Nile’s financial statements for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; except that the audit reports on Nile’s financial statements for the years ended December 31, 2012 and 2011 contained an uncertainty about Nile’s ability to continue as a going concern. During the fiscal years ended December 31, 2012 and 2011, and through January 17, 2014, there were no disagreements between Nile and Crowe Horwath on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Horwath, would have caused Crowe Horwath to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission’s rules and regulations have occurred during the fiscal years ended December 31, 2012 and 2011 or through January 17, 2014.

Capricor Therapeutics has provided Crowe Horwath with a copy of this report and has requested that Crowe Horwath furnish Capricor Therapeutics with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above.  A copy of Crowe Horwath’s letter dated January 22, 2014 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On January 17, 2014, the Audit Committee engaged Rose, Snyder & Jacobs LLP as Capricor Therapeutics’ new independent registered public accounting firm.  During each of the two fiscal years ended December 31, 2012 and 2011 and through the subsequent interim period preceding the engagement, neither Nile nor anyone on its behalf consulted with Rose, Snyder & Jacobs LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Nile’s financial statements, and neither a written report was provided to Nile nor oral advice was provided that Rose, Snyder & Jacobs LLP concluded was an important factor considered by Nile in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Rose, Snyder & Jacobs LLP has served as the independent auditors for Capricor, Inc. in connection with Capricor’s financial statement audit for 2011 and 2012.

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Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 20, 2014, the employment of Anthony Davies as the Company’s Chief Technology Officer was terminated by mutual agreement of Capricor Therapeutics and Mr. Davies, effective immediately.

Item 9.01          Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements for Capricor, Inc. are filed as Exhibit 99.1 hereto and incorporated by reference herein:

•	Capricor, Inc.’s audited financial statements for the years ended December 31, 2012 and 2011

The following financial statements for Capricor, Inc. are filed as Exhibit 99.2 hereto and incorporated by reference herein:

•	Capricor, Inc.’s unaudited financial statements for the nine months ended September 30, 2013 and 2012

(b) Pro Forma Financial Information

The pro forma financial information reflecting the Merger is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(c) Not applicable

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit
No.	Description

16.1	Letter from Crowe Horwath LLP to Securities and Exchange Commission, dated January 22, 2014

23.1	Consent of Rose, Snyder & Jacobs LLP

99.1	Audited Financial Statements of Capricor, Inc. for the years ended December 31, 2012 and 2011

99.2	Unaudited Financial Statements of Capricor, Inc. for the nine months ended September 30, 2013 and 2012

99.3	Unaudited Pro Forma Condensed Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: January 23, 2014	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Capricor Therapeutics, Inc.

Form 8-K/A Current Report

Exhibit
Number	Description

16.1	Letter from Crowe Horwath LLP to Securities and Exchange Commission, dated January 22, 2014

23.1	Consent of Rose, Snyder & Jacobs LLP

99.1	Audited Financial Statements of Capricor, Inc. for the years ended December 31, 2012 and 2011

99.2	Unaudited Financial Statements of Capricor, Inc. for the nine months ended September 30, 2013 and 2012

99.3	Unaudited Pro Forma Condensed Financial Statements